Exhibit 10.04
                                                                   -------------


                 AMENDMENT NO. 4 AND WAIVER NO. 6 TO AMENDED AND
                     RESTATED CREDIT AND GUARANTY AGREEMENT

     AMENDMENT NO. 4 and WAIVER NO. 6 dated as of February 13, 2003 under the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment and Waiver, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

                              W I T N E S S E T H :

     WHEREAS the parties hereto desire to, among other things, postpone the delivery deadline for certain reporting requirements; and

     WHEREAS the parties hereto desire to waive a certain Event of Default arising under the DIP Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment and Waiver, refer to the DIP Credit Agreement as amended hereby.

     SECTION 2. New And Deleted Definitions. (a) The definition of "Monthly Usage Limit" contained in Section 1.01 of the DIP Credit Agreement is amended by replacing the words "244th Day" in the second line thereof with the words "May 15, 2003".

     (b) The definition of "244th Day" is deleted in its entirety.

     SECTION 3. Incremental Availability Date Not To Occur Prior To May 15, 2003. The first sentence of Section 4.04 of the DIP Credit Agreement is amended to read in its entirety as follows:

     "The Incremental Availability Date shall occur on the first date (on or after May 15, 2003) on which each of the following conditions shall have been satisfied:".

     SECTION 4. Increase In Number Of Permitted Borrowings Of Eurodollar Loans.
Section 2.07(a) of the DIP Credit Agreement is amended by replacing the words "ten (10)" in the penultimate line thereof with the words "fifteen (15)".

     SECTION 5. Amended Timing For Delivery Of Audited Financial Statements.
Section 5.01(a)(x) of the DIP Credit Agreement is amended by adding the parenthetical "(or, in the case of the 2002 fiscal year, no later than July 1, 2003)" immediately after the phrase "within 90 days after the end of each fiscal year ended on or after the 135th day".

     SECTION 6. Amended Delivery of Financial Officer's Certificate. Section 5.01(c)(i)(A) of the DIP Credit Agreement is amended to read in its entirety as follows:

     "(A) solely if such statements are being delivered on or after the SEC Reporting Date, certifying on behalf of the Borrower the accuracy of such statements in all material respects, and solely if such statements are being delivered prior to the SEC Reporting Date, certifying on behalf of the Borrower the accuracy of such statements in all material respects, except that any such certification may contain a qualification that such statements are subject to adjustments resulting from the pending audit and any matters resulting from or relating to the financial statements to which such audit relates".

     SECTION 7. Amended Timing For Delivery Of Long-Term Budget. Section 5.01(l)(i) of the DIP Credit Agreement is amended by replacing the words "February 14, 2003" in the first line thereof with the words "April 15, 2003".

     SECTION 8. Amendment Of Capital Expenditures Covenant. Section 6.04 is amended by adding the following sentence immediately after the first sentence thereof:

     "The aggregate amount of Capital Expenditures for all the Borrower Groups for the period commencing on March 1, 2003 and ending on May 31, 2003 will not exceed $330,000,000".

     SECTION 9. Amended Internal Cross-Reference. Section 6.11 of the DIP Credit Agreement is amended by replacing the words "Section 2.12" with the words "Section 2.14" in the last sentence thereof.

     SECTION 10. Waiver With Respect To Amendment To Final Order. Each of the DIP Lenders party hereto hereby agrees to waive any Default or Event of Default, if any, arising under Section 7.01(i) of the DIP Credit Agreement, solely to the extent such Default or Event of Default, if any, arises as a result of the entry of an order by the Bankruptcy Court amending the Final Order and Cash Management Protocol to provide for an extension of the deadline for the monthly repayment of intercompany advances outstanding on the last day of each calendar month, starting with the repayment for the month of January 2003, to the 19th Business Day (instead of the 15th Business Day) of the immediately succeeding calendar month.

     SECTION 11. Postponement Of Covenant Addendum Date Default. Section 7.01(s) of the DIP Credit Agreement is amended to read its entirety as follows:

     "(s) the Covenant Addendum Date shall not have occurred on or prior to May 15, 2003; or".

     SECTION 12. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

     SECTION 13. Counterparts; Effectiveness. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders (other than Section 7 hereof, which shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Co-Lead Arrangers). In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of any section of this Amendment and Waiver, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

                                    JPMORGAN CHASE BANK

                                    By:  /s/ William A. Austin
                                         -------------------------------
                                         Title: Vice President

                                    CITICORP USA, INC.

                                    By:  /s/ Michael M. Schadt
                                         -------------------------------
                                         Title: Vice President
                                                Asset Based Finance

                                    WACHOVIA BANK, N.A.

                                    By:  /s/ Helen F. Wessling
                                         -------------------------------
                                         Title: Manging Director

                                    THE BANK OF NOVA SCOTIA

                                    By:  /s/ Christopher Usas
                                         -------------------------------
                                         Title: Director


                                    FLEET NATIONAL BANK

                                    By:  /s/ Sanghamitra Dutt
                                         -------------------------------
                                         Title: Authorized Officer

                                    BANK OF AMERICA, N.A.

                                    By:  /s/ William E. Livingstone, IV
                                         -------------------------------
                                         Title: Managing Director

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:  /s/ Chris Cox
                                         -------------------------------
                                         Title: Duly Authorized Signatory

                                    THE TRAVELERS INSURANCE COMPANY

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    BANK OF MONTREAL

                                    By:  /s/ Geoffrey R. McConnell
                                         -------------------------------
                                         Title:


                                    CALPERS

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    CREDIT LYONNAIS NEW YORK

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    THE FOOTHILL GROUP, INC.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    MORGAN STANLEY SENIOR FUNDING, INC.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    SUMITOMO MITSUI BANKING CORPORATION

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    BAYERISHE HYPO UND VEREINSBANK AG,
                                       NEW YORK BRANCH

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    EATON VANCE SENIOR INCOME TRUST

                                    By: Eaton Vance Management as
                                        Investment Advisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    EATON VANCE CDO III, LTD.

                                    By: Eaton Vance Management as
                                        Investment Advisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    EATON VANCE CDO IV, LTD.

                                    By: Eaton Vance Management as
                                        Investment Advisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    COSTANTINUS EATON VANCE CDO V, LTD.

                                    By: Eaton Vance Management as
                                        Investment Advisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    SPCP GROUP LLC

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    SUNAMERICA SENIOR FLOATING RATE
                                       FUND INC.

                                    By: Stanfield Capital Partners LLC
                                        as its subadvisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    AURM CLO 2002-1 LTD.

                                    By: Stein Roe & Farnham Incorporated,
                                        as Investment Manager

                                    By:  /s/ Kathleen A. Zarn
                                         -------------------------------
                                         Title: Senior Vice President

                                    AIM FLOATING RATE FUND

                                    By: INVESCO Senior Secured Management, Inc.
                                        as Attorney in Fact

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    CHARTER VIEW PORTFOLIO

                                    By: INVESCO Senior Secured Management, Inc.
                                        as Investment Advisor

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    DIVERSIFIED CREDIT PORTFOLIO LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                        as Investment Adviser

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    TCW SELECT LOAN FUND, LIMITED

                                    By: TCW Advisors, Inc., as its
                                        Collateral Manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    C-SQUARED CDO LTD.

                                    By: TCW Advisors, Inc., as its
                                        Portfolio Manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    SRF 2000 LLC

                                    By:  /s/ Ann E. Morris
                                         -------------------------------
                                         Title: Assistant Vice President


                                    SRF TRADING, INC.

                                    By:  /s/ Anne E. Morris
                                         -------------------------------
                                         Title: Assistant Vice President


                                    CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    FLAGSHIP CLO II

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                       (dba ANCHOR NATIONAL LIFE INSURANCE
                                       COMPANY)

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    FIDELITY ADVISOR SERIES II:
                                       FIDELITY ADVISOR FLOATING RATE
                                       HIGH INCOME FUND (161)

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    REGIMENT CAPITAL, LTD
                                    By:  Regiment Capital Management,
                                         LLC as its Investment Advisor

                                    By:  Regiment Capital Advisors, LLC
                                         its Manager and Pursuant to
                                         delegated authority


                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    PRESIDENT & FELLOWS OF HARVARD COLLEGE
                                    By:  Regiment Capital Management,
                                         LLC as its Investment Advisor

                                    By:  Regiment Capital Advisors, LLC
                                         its Manager and Pursuant to
                                         delegated authority

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    LIBERTYVIEW FUNDS, L.P.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    LONG LANDE MASTER TRUST IV
                                    By: Fleet National Bank as Trust
                                        Administrator

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    AIMCO CLO, SERIES 2001-A

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    ALLSTATE LIFE INSURANCE COMPANY

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    PROTECTIVE LIFE INSURANCE COMPANY

                                    By:  /s/ Richard J. Bielen
                                         -------------------------------
                                         Title: Senior Vice President,
                                                Treasurer & CIO


                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    GLENEAGLES TRADING LLC

                                    By:  /s/ Ann E. Morris
                                         -------------------------------
                                         Title: Assistant Vice President


                                    HIGHLAND LOAN FUNDING V LTD
                                    By:  Highland Capital Management,
                                         L.P. as Collateral Manager

                                    By:  /s/ Mark Okada
                                         -------------------------------
                                         Title: Chief Investment Officer


                                    CALIFORNIA PUBLIC EMPLOYEES'
                                       RETIREMENT SYSTEM
                                    By: Highland Capital Management,
                                        L.P. as Authorized
                                        Representatives of the Board

                                    By:  /s/ Mark Okada
                                         -------------------------------
                                         Title: Chief Investment Officer


                                    ING PRIME RATE TRUST
                                    By: ING Investments, LLC as its
                                        investment manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    ING SENIOR INCOME FUND
                                    By: ING Investments, LLC as its
                                        investment manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                    By: Indosuez Capital as Collateral
                                        Manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY

                                    By:  David L. Babson & Company
                                         Inc., as Investment Adviser

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    MAPLEWOOD (CAYMAN) LIMITED
                                    By: David L. Babson & Company Inc.,
                                        under delegated authority from
                                        Massachusetts Mutual Life
                                        Insurance Company as Investment
                                        Manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    BLACK DIAMOND INTERNATIONAL
                                       FUNDING, LTD.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    BRYN MAWR CLO, LTD.
                                    By:  Deerfield Capital Management
                                         LLC as its Collateral Manager


                                    ------------------------------------
                                    Name:
                                    Title:


                                    GULF STREAM CDO 2002-I
                                    By:  Gulf Stream Asset Management,
                                         LLC as Collateral Manager


                                    ------------------------------------
                                    Name:
                                    Title:


                                    STANWICH LOAN FUNDING LLC

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    RIVIERA FUNDING LLC

                                    By:  /s/ Anne E. Morris
                                         -------------------------------
                                         Title: Assistant Vice President

                                    ATRIUM CDO

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    CSAM FUNDING II

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    TORONTO DOMINION (TEXAS), INC.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    NOMURA BOND & LOAN FUND
                                    By:  UFJ Trust Company of New York
                                         as Trustee
                                    By:  Nomura Corporate Research and
                                         Asset Management, Inc.,
                                         Attorney in Fact

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    CLYDESDALE CLO 2001-1, LTD
                                    By:  Nomura Corporate Research and
                                         Asset Management, Inc., as
                                         Collateral Manager

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    IMPERIAL CREDIT ASSET MANAGEMENT

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    CITIBANK, N.A.

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                    ACC CABLE COMMUNICATIONS FL-VA, LLC

                                    By:  ACC Cable Holdings VA, Inc.,
                                         its sole member

                                    ACC CABLE HOLDINGS VA, INC.

                                    ACC HOLDINGS II, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ACC INVESTMENT HOLDINGS, INC.

                                    ACC OPERATIONS, INC.

                                    ACC TELECOMUNICATIONS HOLDINGS LLC

                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ACC TELECOMMUNICATIONS LLC

                                    By:  ACC Telecommunications Holdings
                                         LLC, its sole member
                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ACC TELECOMMUNICATIONS OF VIRGINIA
                                       LLC

                                    By:  ACC Telecommunications
                                         Holdings LLC, its sole member
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ACC-AMN HOLDINGS LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ADELPHIA ACQUISITION SUBSIDIARY,
                                       INC.

                                    ADELPHIA ARIZONA, INC.

                                    ADELPHIA BLAIRSVILLE, LLC

                                    By:  Century Communications Corp.,
                                         its sole member

                                    ADELPHIA CABLE PARTNERS, L.P.

                                    By:  Olympus Cable Holdings, LLC,
                                         its Managing General Partner
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA CABLEVISION ASSOCIATES,
                                       L.P.

                                    By:  Chelsea Communications, Inc.,
                                         its general partner

                                    ADELPHIA CABLEVISION CORP.

                                    ADELPHIA CABLEVISION OF BOCA RATON,
                                       LLC

                                    By:  Adelphia Cablevision Corp., its
                                         sole member

                                    ADELPHIA CABLEVISION OF FONTANA LLC

                                    By:  Clear Cablevision, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF INLAND
                                       EMPIRE, LLC

                                    By:  Clear Cablevision, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF THE
                                       KENNEBUNKS, LLC

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA CABLEVISION, LLC

                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF NEW YORK,
                                       INC.

                                    ADELPHIA CABLEVISION OF NEWPORT
                                       BEACH, LLC

                                    By:  Ft. Myers Cablevision, LLC,
                                         its sole member
                                    By:  Ft. Myers Acquisition Limited
                                         Partnership, its sole member
                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA CABLEVISION OF ORANGE
                                       COUNTY, LLC

                                    By:  Ft. Myers Cablevision, LLC, its
                                         sole member
                                    By:  Ft. Myers Acquisition Limited
                                         Partnership, its sole member
                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA CABLEVISION OF ORANGE
                                       COUNTY II, LLC

                                    By:  Mickelson Media, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF SAN
                                       BERNADINO, LLC

                                    By:  Clear Cablevision, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF SANTA ANA,
                                       LLC

                                    By:  UCA, LLC, its sole member
                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF SEAL BEACH,
                                       LLC

                                    By:  Manchester Cablevision, Inc.,
                                         its sole member

                                    ADELPHIA CABLEVISION OF SIMI
                                       VALLEY, LLC

                                    By:  UCA, LLC, its sole member
                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ADELPHIA CABLEVISION OF WEST PALM
                                       BEACH III, LLC

                                    By:  Century New Mexico Cable
                                         Television Corp., its sole
                                         member

                                    ADELPHIA CABLEVISION OF WEST PALM
                                       BEACH IV, LLC

                                    By:  Sentinel Communications of
                                         Muncie, Indiana, Inc., its sole
                                         member

                                    ADELPHIA CABLEVISION OF WEST PALM
                                       BEACH V, LLC

                                    By:  Huntington CATV, Inc., its
                                         sole member

                                    ADELPHIA CALIFORNIA CABLEVISION,
                                       LLLC

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA CENTRAL PENNSYLVANIA, LLC

                                    By:  National Cable Acquisition
                                         Associates, L.P., its sole
                                         member
                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general Partner

                                    ADELPHIA CLEVELAND, LLC

                                    By:  Adelphia of the Midwest,
                                         Inc., its sole member

                                    ADELPHIA COMMUNICATIONS CORPORATION

                                    ADELPHIA COMMUNICATIONS OF
                                       CALIFORNIA, LLC

                                    By:  Adelphia Cablevision Corp.,
                                         its sole member

                                    ADELPHIA COMMUNICATIONS OF
                                       CALIFORNIA II, LLC

                                    By:  Adelphia Cablevision Corp., its
                                         sole member

                                    ADELPHIA COMMUNICATIONS OF
                                       CALIFORNIA III, LLC

                                    By:  FrontierVision, its sole member
                                    By:  FrontierVision Holdings,
                                         L.P., its general partner
                                    By:  FrontierVision Partners, L.P.,
                                         its general partner
                                    By:  Adelphia GP Holdings, L.L.C.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ADELPHIA COMMUNICATIONS
                                       INTERNATIONAL, INC.

                                    ADELPHIA COMPANY OF WESTERN
                                       CONNECTICUT

                                    ADELPHIA GENERAL HOLDINGS III, INC.

                                    ADELPHIA GS CABLE, LLC

                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         it sole member
                                    By:  ACC Operations, Inc., its
                                         sole member

                                    ADELPHIA GP HOLDINGS, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ADELPHIA HARBOR CENTER HOLDINGS, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ADELPHIA HOLDINGS 2001, LLC

                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         it sole member
                                    By:  ACC Operations, Inc., its
                                         managing partner

                                    ADELPHIA INTERNATIONAL II, LLC

                                    By:  ACC Operations, Inc., its
                                         member
                                    By:  Adelphia Communications
                                         International, Inc., its member

                                    ADELPHIA INTERNATIONAL III LLC

                                    By:  ACC Operations, Inc., its
                                         member
                                    By:  Adelphia Communications
                                         International, Inc., its member

                                    ADELPHIA OF THE MIDWEST, INC.

                                    ADELPHIA MOBILE PHONES

                                    ADELPHIA PINELLAS COUNTY, LLC

                                    By:  Ft. Myers Cablevision,
                                         L.L.C., its sole member
                                    By:  Ft. Myers Acquisition Limited
                                         Partnership, its sole member
                                    By   Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    ADELPHIA PRESTIGE CABLEVISION, LLC

                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    ADELPHIA TELECOMMUNICATIONS, INC.

                                    ADELPHIA TELECOMMUNICATIONS OF
                                       FLORIDA, INC.

                                    ADELPHIA WELLSVILLE, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ADELPHIA WESTERN NEW YORK HOLDINGS,
                                       LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    ADELPHIA COMMUNICATIONS, INC.

                                    ARAHOVA HOLDINGS, LLC

                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    BADGER HOLDING CORPORATION

                                    BETTER TV, INC. OF BENNINGTON

                                    BLACKSBURG/SALEM CABLEVISION, INC.

                                    BRAZAS COMMUNICATIONS, INC.

                                    BUENAVISION TELECOMMUNICATIONS, INC.

                                    CABLE SENRY CORPORATION

                                    CALIFORNIA AD SALES, LLC

                                    By:  Ft. Myers Cablevision,
                                         L.L.C., its sole member
                                    By:  Ft. Myers Acquisition Limited
                                         Partnership, its sole member
                                    By   Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    CCC-III, INC.

                                    CCC-INDIANA, INC.

                                    CCH INDIANA, L.P.

                                    By:  CCC-Indiana, its general partner

                                    CDA CABLE, INC.

                                    CENTURY ADVERTISING, INC.

                                    CENTURY ALABAMA CORP

                                    CENTURY ALABAMA HOLDING CORP.

                                    CENTURY AUSTRALIA COMMUNICATIONS
                                       CORP.

                                    CENTURY BERKSHIRE CABLE CORP.

                                    CENTURY CABLE HOLDINGS, LLC

                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    CENTURY CABLE HOLDING CORP.

                                    CENTURY CABLE MANAGEMENT CORPORATION

                                    CENTURY CABLE OF SOUTHERN CALIFORNIA

                                    CENTURY CABLEVISION HOLDINGS, LLC

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    CENTURY CAROLINA CORP.

                                    CENTURY COLORADO SPRINGS CORP.

                                    CENTURY COLORADO SPRINGS PARTNERSHIP

                                    By:  Paragon Cable Television Inc.,
                                         a general partner

                                    CENTURY COMMUNICATIONS CORP.

                                    CENTURY CULLMAN CORP.

                                    CENTURY ENTERPRISE CABLE CORP.

                                    CENTURY EXCHANGE, LLC

                                    By: Century Cable Holding Corp.,
                                        its sole member

                                    CENTURY FEDERAL, INC.

                                    CENTURY GRANITE CABLE TELEVISION
                                       CORP.

                                    CENTURY HUNTINGTON COMPANY

                                    CENTURY INDIANA CORP.

                                    CENTURY ISLAND ASSOCIATES, INC.

                                    CENTURY ISLAND CABLE TELEVISION
                                       CORP.

                                    CENTURY INVESTMENT HOLDING CORP.

                                    CENTURY INVESTORS, INC.

                                    CENTURY KANSAS CABLE TELEVISION
                                       CORP.

                                    CENTURY LYKENS CABLE CORP.

                                    CENTURY MENDOCINO CABLE TELEVISION,
                                       INC.

                                    CENTURY MISSISSIPPI CORP.

                                    CENTURY MOUNTAIN CORP.

                                    CENTURY NEW MEXICO CABLE CORP.

                                    CENTURY NORWICH CORP.

                                    CENTURY OHIO CABLE TELEVISION CORP.

                                    CENTURY OREGON CABLE CORP.

                                    CENTURY PACIFIC CABLE TV, INC.

                                    CENTURY PROGRAMMING, INC.

                                    CENTURY REALTY CORP.

                                    CENTURY SHASTA CABLE TELEVISION
                                       CORP.

                                    CENTURY SOUTHWEST COLORADO CABLE
                                       TELEVISION CORP.

                                    CENTURY-TCI CALIFORNIA
                                       COMMUNICATIONS, L.P.

                                    By:  Century Exchange LLC, its
                                         general partner
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    CENTURY-TCI CALIFORNIA, L.P.

                                    By:  Century-TCI California
                                         Communications, L.P., its
                                         general partner
                                    By   Century Exchange LLC, its
                                         general partner
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    CENTURY-TCI HOLDINGS, LLC

                                    By:  Century-TCI California
                                         Communications, L.P., its
                                         general partner
                                    By   Century Exchange LLC, its
                                         general partner
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    CENTURY TRINIDAD CABLE TELEVISION
                                       CORP.

                                    CENTURY VIRGINIA CORP.

                                    CENTURY VOICE AND DATA
                                       COMMUNICATIONS, INC.

                                    CENTURY WARRICK CABLE CORP.

                                    CENTURY WASHINGTON CABLE
                                       TELEVISION, INC.

                                    CENTURY WYOMING CABLE TELEVISION
                                       CORP.

                                    CHELSEA COMMUNICATIONS, INC.

                                    CHELSEA COMMUNICATIONS, LLC

                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    CHESTNUT STREET SERVICES, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    CLEAR CABLEVISION, INC.

                                    CMA CABLEVISION ASSOCIATES VII, L.P.

                                    By:  Tele-Media Company of
                                         Tri-States, L.P., its general
                                         partner
                                    By:  Tri-States, L.L.C., its general
                                         partner
                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its managing general partner

                                    CMA CABLEVISION ASSOCIATES XI,
                                       LIMITED PARTNERSHIP

                                    By:  Tele-Media Company of
                                         Tri-States, L.P., its general
                                         partner
                                    By:  Tri-States, L.L.C., its general
                                         partner
                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its managing general partner

                                    CORAL SECURITY, INC.

                                    COWLITZ CABLEVISION, INC.

                                    CP-MDU I LLC

                                    By:  Adelphia California
                                         Cablevision, L.L.C., its sole
                                         member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    CP-MDU II LLC

                                    By:  Adelphia California
                                         Cablevision, L.L.C., its sole
                                         member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    E.& E. CABLE SERVICE, INC.

                                    EASTERN VIRGINIA CABLEVISION
                                       HOLDINGS, LLC

                                    By:  Eastern Virginia Cablevision,
                                         L.P., its sole member
                                    By:  TMC Holdings Corporation, its
                                         general partner

                                    EASTERN VIRGINIA CABLEVISION, L.P.

                                    By:  TMC Holdings Corporation, its
                                         general partner


                                    EMPIRE SPORTS NETWORK, L.P.

                                    By:  Parnassos Communications, L.P.,
                                         its general partner
                                    By:  Adelphia Western New York
                                         Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FAE CABLE MANAGEMENT CORP.

                                    FOP INDIANA, L.P.

                                    By:  FrontierVision Cable New
                                         England, Inc., its general
                                         partner

                                    FRONTIERVISION ACCESS PARTNERS, LLC

                                    By:  FrontierVision Operating
                                         Partners, L.P., its sole member
                                    By:  FrontierVision Holdings, L.P.,
                                         its general partner
                                    By:  FrontierVision Partners, L.P.,
                                         its general partner
                                    By:  Adelphia GP Holdings, LLC, its
                                         general partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FRONTIERVISION CABLE NEW ENGLAND,
                                       INC.

                                    FRONTIERVISION CAPITAL CORPORATION

                                    FRONTIERVISION HOLDINGS CAPITAL
                                       CORPORATION

                                    FRONTIERVISION HOLDINGS CAPITAL II
                                       CORPORATION

                                    FRONTIERVISION HOLDINGS L.L.C.

                                    By:  FrontierVision Partners, L.P.,
                                         its sole member
                                    By:  Adelphia GP Holdings, LLC, its
                                         general partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FRONTIERVISION HOLDINGS L.P.

                                    By:  FrontierVision Partners, L.P.,
                                         its general partner
                                    By:  Adelphia GP Holdings, LLC, its
                                         general partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FRONTIERVISION OPERATING PARTNERS
                                       L.L.C.

                                    By:  FrontierVision Holdings, L.P.,
                                         its sole member
                                    By:  FrontierVision Partners, L.P.,
                                         its general partner
                                    By:  Adelphia GP Holdings, LLC, its
                                         general partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FRONTIERVISION OPERATING PARTNERS
                                       L.P.

                                    By:  FrontierVision Holdings, L.P.,
                                         its general partner
                                    By:  FrontierVision Partners, L.P.,
                                         its general partner
                                    By:  Adelphia GP Holdings, LLC, its
                                         general partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    FT. MYERS ACQUISITION LIMITED
                                       PARTNERSHIP

                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    FT. MYERS CABLEVISION, LLC

                                    By:  Ft. Myers Acquisition Limited
                                         Partnership, its sole member
                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    GENESIS CABLE COMMUNICATIONS
                                       SUBSIDIARY, L.L.C.

                                    By:  ACC Cable Communications FL-VA,
                                         LLC, its sole member
                                    By:  ACC Cable Holdings VA, Inc.,
                                         its sole member

                                    GLOBAL ACQUISITION PARTNERS, L.P.

                                    By:  Global Cablevision II, LLC, its
                                         general partner
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    GLOBAL CABLEVISION II, LLC

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing partner

                                    THE GOLF CLUB AT WENDING CREEK
                                       FARMS, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    GRAFTON CABLE COMPANY

                                    GS CABLE LLC

                                    By:  Adelphia GS Cable, LLC, its
                                         sole member
                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    GS TELECOMMUNICATIONS LLC

                                    By:  GS Cable, LLC, its sole member
                                    By:  Adelphia GS Cable, LLC, its
                                         sole member
                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    HARRON CABLEVISION OF NEW
                                       HAMPSHIRE, INC.

                                    HUNTINGTON CATV, INC.

                                    IMPERIAL VALLEY CABLEVISION, INC.

                                    KALAMAZOO COUNTY CABLEVISION, INC.

                                    KEY BISCAYNE CABLEVISION

                                    By:  Adelphia Cable Partners, LP, a
                                         general partner
                                    By:  Olympus Cable Holdings, LLC,
                                         its managing general partner
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    KOOTENAI CABLE, INC.

                                    LAKE CHAMPLAIN CABLE TELEVISION
                                       CORPORATION

                                    LEADERSHIP ACQUISITION LIMITED
                                       PARTNERSHIP

                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    LOUISA CABLEVISION, INC.

                                    MANCHESTER CABLEVISION, INC

                                    MARTHA'S VINEYARD CABLEVISION, L.P.

                                    By:  Century Cable Holdings, LLC,
                                         its general partner
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    MERCURY COMMUNICATIONS, INC.

                                    MICKELSON MEDIA, INC.

                                    MICKELSON MEDIA OF FLORIDA, INC.

                                    MONUMENT COLORADO CABLEVISION, INC.

                                    MOUNTAIN CABLE COMMUNICATIONS
                                       CORPORATION

                                    MOUNTAIN CABLE COMPANY, L.P.

                                    By:  Pericles Communications
                                         Corporation, its managing
                                         general partner

                                    MONTGOMERY CABLEVISION, INC.

                                    MT. LEBANON CABLEVISION, INC.

                                    MULTI-CHANNEL T.V. CABLE COMPANY

                                    NATIONAL CABLE ACQUISITION
                                       ASSOCIATES, L.P.

                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    OLYMPUS CABLE HOLDINGS, LLC

                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    OLYMPUS CAPITAL CORPORATION

                                    OLYMPUS COMMUNICATIONS HOLDINGS,
                                       L.L.C.

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    OLYMPUS COMMUNICATIONS, L.P.

                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    OLYMPUS SUBSIDIARY, LLC

                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    OWENSBORO-BRUNSWICK, INC.

                                    OWENSBORO INDIANA, L.P.

                                    By:  Century Granite Cable
                                         Television Corp., its general
                                         partner

                                    OWENSBORO ON THE AIR, INC.

                                    PAGE TIME, INC.

                                    PARAGON CABLE TELEVISION INC.

                                    PARAGON CABLEVISION CONSTRUCTION
                                       CORPORATION

                                    PARAGON CABLEVISION MANAGEMENT
                                       CORPORATION

                                    PARNASSOS COMMUNICATIONS, L.P.

                                    By:  Adelphia Western New York
                                         Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    PARNASSOS HOLDINGS, LLC

                                    By:  Parnassos Communications, L.P.,
                                         its sole member
                                    By:  Adelphia Western New York
                                         Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    PARNASSOS, L.P.

                                    By:  Parnassos Communications, L.P.,
                                         its general partner
                                    By:  Adelphia Western New York
                                         Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    PERICLES COMMUNICATIONS CORPORATION

                                    PULLMAN TV CABLE CO., INC.

                                    RENTAVISION OF BRUNSWICK, INC.

                                    RICHMOND CABLE TELEVISION
                                       CORPORATION

                                    RIGPAL COMMUNICATIONS, INC.

                                    ROBINSON/PLUM CABLEVISION

                                    By:  Olympus Subsidiary, LLC, its
                                         general partner
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    SABRES, INC.

                                    SCRANTON CABLEVISION, INC.

                                    SENTINEL COMMUNICATIONS OF MUNCIE,
                                       INDIANA, INC.

                                    SOUTHEAST FLORIDA CABLE, INC.

                                    SOUTHWEST COLORADO CABLE, INC.

                                    SOUTHWEST VIRGINIA CABLE, INC.

                                    S/T CABLE CORPORATION

                                    STAR CABLE INC.

                                    STARPOINT, LIMITED PARTNERSHIP

                                    By:  West Boca Acquisition Limited
                                         Partnership, its general partner
                                    By:  Adelphia Cable Partners, L.P.,
                                         its general partner
                                    By:  Olympus Cable Holdings, LLC,
                                         its managing general partner
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    SVHH CABLE ACQUISITION, L.P.

                                    By:  SVhh Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc., its sole
                                         member

                                    SVHH HOLDINGS, LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    TELE-MEDIA COMPANY OF
                                       HOPEWELL-PRINCE GEORGE

                                    By:  Eastern Virginia Cablevision
                                         Holdings, LLC, its managing
                                         general partner
                                    By:  Eastern Virginia Cablevision,
                                         L.P., its sole member
                                    By:  TMC Holdings Corporation, its
                                         general partner

                                    TELE-MEDIA COMPANY OF TRI-STATES
                                       L.P.

                                    By:  Tri-States, L.L.C., its general
                                         partner
                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    TELE-MEDIA INVESTMENT PARTNERSHIP,
                                       L.P.

                                    By:  National Cable Acquisition
                                         Associates, L.P., a general
                                         partner
                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    TELESAT ACQUISITION, LLC

                                    By:  Arahova Holdings, LLC, its sole
                                         member
                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    TELESTAT ACQUISITION LIMITED
                                       PARTNERSHIP

                                    By:  Olympus Communications, L.P.,
                                         its general partner
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    THE MAIN INTERNETWORKS, INC.

                                    THE WESTOVER T.V. CABLE CO.,
                                       INCORPORATED

                                    THREE RIVERS CABLE ASSOCIATES, L.P.

                                    By:  Chelsea Communications, LLC, a
                                         general partner
                                    By:  Olympus Cable Holdings, LLC,
                                         its sole member
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    And By: Mt. Lebanon Cablevision,
                                        Inc., a general partner

                                    TIMOTHEOS COMMUNICATIONS, L.P.

                                    By:  Olympus Communications
                                         Holdings, L.L.C., its general
                                         partner
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    TMC HOLDINGS CORPORATION

                                    TMC HOLDINGS, LLC

                                    TRI-STATES, L.L.C.

                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    UCA LLC

                                    By:  ACC Operations, Inc., its sole
                                         member

                                    U.S. TELE-MEDIA INVESTMENT COMPANY

                                    UPPER ST. CLAIR CABLEVISION, INC.

                                    VALLEY VIDEO, INC.

                                    VAN BUREN COUNTY CABLEVISION, INC.

                                    WARRICK CABLEVISION, INC.

                                    WARRICK INDIANA, L.P.

                                    By:  CCC-III, Inc., its general
                                         partner

                                    WELLSVILLE CABLEVISION, L.L.C.

                                    By:  Century Cable Holdings, LLC,
                                         its sole member
                                    By:  Century Cable Holding Corp.,
                                         its sole member

                                    WEST BOCA ACQUISITION LIMITED
                                       PARTNERSHIP

                                    By:  Adelphia Cable Partners, L.P.,
                                         its general partner
                                    By:  Olympus Cable Holdings, LLC,
                                         its managing general partner
                                    By:  Olympus Subsidiary, LLC, its
                                         sole member
                                    By:  Olympus Communications, L.P.,
                                         its sole member
                                    By:  ACC Operations, Inc., its
                                         managing general partner

                                    WESTERN NY CABLEVISION, L.P.

                                    By:  Adelphia Western New York
                                         Holdings, LLC, its general
                                         partner
                                    By:  ACC Operations, Inc, its sole
                                         member

                                    WESTVIEW SECURITY, INC.

                                    WILDERNESS CABLE COMPANY

                                    YOUNG'S CABLE TV CORP.

                                    YUMA CABLEVISION, INC.

                                    By:  /s/ Randall D. Fisher
                                         -------------------------------
                                         Name:   Randall D. Fisher
                                         Title:  Vice President and Secretary